Exhibit 10.1
SECOND AMENDMENT AGREEMENT
     THIS SECOND AMENDMENT AGREEMENT (this “Amendment”), dated as of October 29, 2010, is among WINTRUST FINANCIAL CORPORATION (the “Borrower”), the Lenders party to the Credit Agreement referenced below and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders.
WITNESSETH:
     WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement dated as of October 30, 2009 (as previously amended, the “Credit Agreement”); and
     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein.
     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:
     Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.
     Section 2. Amendment to Credit Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:
     “Maturity Date” means (a) with respect to the Revolving Credit Facility, October 28, 2011 and (b) with respect to the Term Facility, June 1, 2015; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
     Section 3. Representation and Warranties. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and to the Administrative Agent that both before and after giving effect to the Amendment that:
          (a) no Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and
          (b) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respect as of the date hereof and the Amendment Effective Date with the same effect as though made on such date (except to the extent that that any such representation expressly relates to an earlier date, such representation or warranty shall be made only as to such earlier date).
     Section 4. Conditions to Effectiveness. The amendment set forth in Section 2 hereof shall become effective on the date (the “Amendment Effective Date”) when the Administrative

Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each Lender.
     Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.
     Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.
     Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of Illinois. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.
     Section 8. Loan Document. This Amendment is a Loan Document.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

WINTRUST FINANCIAL CORPORATION

By:	/s/ DAVID A. DYKSTRA

Title:	Senior Executive Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent, Term Lender and Revolving Credit Lender

By:	/s/ MARY P. RIGGINS

Title:	Senior Vice President

WELLS FARGO BANK, N.A., as Revolving Credit Lender

By:	/s/ ROBERT C. ENGLISH

Title:	Senior Vice President

S-1	Second Amendment
Wintrust